UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: June 5, 1997




                                  Anicom, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                  0-25364                        36-3885212
(State or Other Jurisdiction     (Commission                    (IRS Employer
     of incorporation)           File Number)                Identification No.)



6133 North River Road, Suite 1000, Rosemont, Illinois                   60018
    (Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (847) 518-8700

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Item 5.  Other Events.

     On June 5, 1997,  the  Registrant  issued  the press  release  attached  as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1       News Release of Registrant dated June 5, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Anicom, Inc.


Dated:  June 5, 1997                        By:/S/DONALD C. WELCHKO
                                               Donald  C. Welchko
                                               Chief Financial Officer